UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported):  August 5, 2011

THE KEYW HOLDING CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File No.  001-34891

Maryland	27-1594952
(State or other jurisdiction of	(IRS Employer ID No.)
incorporation or organization)

1334 Ashton Road, Suite A
Hanover, Maryland	21076
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:	(443) 270-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE KEYW HOLDING CORPORATION

AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

KEYW hereby amends our Current Report on Form 8-K filed August 10, 2011, which announced the completion on August 5, 2011 of our acquisition of Flight Landata, Inc. (“FLD”).  The purpose of this amendment is to file FLD’s Financial Statements as of August 5, 2011, December 31, 2010, and December 31, 2009, together with Auditors’ Report and the pro forma financial information (unaudited) required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the Agreement and Plan of Merger dated July 27, 2011 (the “Agreement”) by and among The KEYW Corporation (“Purchaser”), FLD Acquisition Corporation, a wholly-owned subsidiary of Purchaser, Flight Landata, Inc., and Jill Mann of Mann & Mann, P.C., as the Stockholder Representative, the merger became effective August 5, 2011.

The terms of the Agreement provided for the merger of a wholly-owned subsidiary of KEYW with and into FLD for all cash consideration of $30.0 million.  The purchase price was subject to post-closing adjustments, including working capital and other adjustments, as of the closing date.  Each of the parties to the Agreement have made customary representations and warranties and agreed to certain indemnification obligations.

The foregoing is a summary of the terms of the Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, as previously filed as an Exhibit to our Form 8-K filed with the Commission on August 10, 2011.

On August 9, 2011, KEYW issued a press release announcing the acquisition, a copy of which was previously filed as an Exhibit to our Form 8-K filed with the Commission on August 10, 2011.

Item 9.01	Financial Statements and Exhibits

(a)           Financial statements of Business acquired.

(1)
The audited consolidated financial statements of FLD as of and for the seven months ended August 5, 2011, together with Report of Independent Auditors, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(2)
The audited consolidated financial statements of FLD as of and for the years ended December 31, 2010 and December 31, 2009, together with Report of Independent Auditors are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma financial information included with this report on Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of FLD.  The unaudited pro forma condensed balance sheet as of December 31, 2010 and the unaudited pro forma condensed statements of income for the year ended December 31, 2010 are filed with this Form 8-K/A as Exhibit 99.3.  The unaudited pro forma condensed balance sheet as of December 31, 2010, gives effect to the FLD acquisition as if it occurred on that date.  The unaudited pro forma condensed statements of income for the year ended December 31, 2010 gives effect to the FLD acquisition as if it occurred on January 1, 2010.

The unaudited pro forma condensed financial information is provided for informational purposes only and is not necessarily indicative of the results that would have occurred if the FLD acquisition had occurred on the first day of the period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or the financial position of KEYW and should be read in conjunction with the:

THE KEYW HOLDING CORPORATION

•	Accompanying notes to the unaudited pro forma condensed financial statements;

•
KEYW’s historical consolidated financial statements and notes included in KEYW’s Annual Report on Form 10-K dated December 31, 2010 and filed with the Securities and Exchange Commission on March 29, 2011 pursuant to Rule 424(b)(4); and

•	FLD’s audited financial statements and notes for seven months ended August 5, 2011 and the years ended December 31, 2010 and December 31, 2009.

(d)	Exhibits –

Exhibit 2.1
Agreement and Plan of Merger, dated as of July 27, 2011, by and among The KEYW Corporation (“Purchaser”), FLD Acquisition Corporation, a wholly-owned subsidiary of Purchaser, Flight Landata, Inc. and Jill Mann of Mann & Mann, P.C., as the Stockholder Representative.  (The exhibits and disclosure schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Purchaser hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.) (1)

Exhibit 23.1	Consent of Independent Certified Registered Public Accounting Firm. (X)

Exhibit 23.2	Consent of Independent Certified Registered Public Accounting Firm. (X)

Exhibit 99.1	Audited Consolidated Financial Statements of FLD as of and for the seven months ended August 5, 2011, together with Report of Independent Auditors. (X)

Exhibit 99.2	Audited Consolidated Financial Statements of FLD as of and for the years ended December 31, 2010 and December 31, 2009, together with Report of Independent Auditors. (X)

Exhibit 99.3	Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2010 and the Unaudited Pro Forma Condensed Statements of Income for the year ended December 31, 2010. (X)

Exhibit 99.4	The KEYW Holding Corporation Press Release, dated August 9, 2011, announcing the completion of the acquisition of Flight Landata, Inc. (2)

(1)	Filed as Exhibit 2.1 to Registrant’s Form 8-K filed August 10, 2011, File No. 001-34891.
(2)	Filed as Exhibit 99.1 to Registrant’s Form 8-K filed August 10, 2011, File No. 001-34891.
(X)	Filed herewith.

THE KEYW HOLDING CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ John E. Krobath
DATE: October 13, 2011	John E. Krobath
Chief Financial Officer

THE KEYW HOLDING CORPORTION

EXHIBIT INDEX

Exhibit
Number                    Description

Exhibit 2.1
Agreement and Plan of Merger, dated as of July 27, 2011, by and among The KEYW Corporation (“Purchaser”), FLD Acquisition Corporation, a wholly-owned subsidiary of Purchaser, Flight Landata, Inc. and Jill Mann of Mann & Mann, P.C., as the Stockholder Representative.  (The exhibits and disclosure schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Purchaser hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.) (1)

Exhibit 23.1	Consent of Independent Certified Registered Public Accounting Firm. (X)

Exhibit 23.2	Consent of Independent Certified Registered Public Accounting Firm. (X)

Exhibit 99.1	Audited Consolidated Financial Statements of FLD as of and for the seven months ended August 5, 2011, together with Report of Independent Auditors. (X)

Exhibit 99.2	Audited Consolidated Financial Statements of FLD as of and for the years ended December 31, 2010 and December 31, 2009, together with Report of Independent Auditors. (X)

Exhibit 99.3	Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2010 and the Unaudited Pro Forma Condensed Statements of Income for the year ended December 31, 2010. (X)

Exhibit 99.4	The KEYW Holding Corporation Press Release, dated August 9, 2011, announcing the completion of the acquisition of Flight Landata, Inc. (2)

(1)	Filed as Exhibit 2.1 to Registrant’s Form 8-K filed August 10, 2011, File No. 001-34891.
(2)	Filed as Exhibit 99.1 to Registrant’s Form 8-K filed August 10, 2011, File No. 001-34891.
(X)	Filed herewith.